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                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.   20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 23, 1998



                         Barrett Resources Corporation
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                 1-13446             84-0832476
-----------------------------   ----------------    -------------------
 (State or other jurisdiction   (Commission File       (IRS Employer
  of incorporation)                  Number)        Identification No.)



      1515 Arapahoe Street, Tower 3, Suite 1000, Denver, Colorado   80202
     ---------------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code (303) 572-3900
                                                          --------------
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Item 5.  Other Events
         ------------

         Press Release. The information set forth in a press release of the Registrant dated March 23, 1998, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  Financial Statements And Exhibits.
         ---------------------------------

         (c) Exhibit


Exhibit
Number   Description
------   -----------

99.1     Press release dated March 23, 1998

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 23, 1998                      BARRETT RESOURCES CORPORATION



                                           By:   /s/ John F. Keller
                                              ------------------------
                                              John F. Keller
                                              Executive Vice President

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